UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                Amended filing to update our previously filed 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 26, 2009


                                SCN Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-53472
                            (Commission File Number)

                                       N/A
                        (IRS Employer Identification No.)

                 40 Matthews Street, Suite 101, Goshen NY 10924
              (Address of principal executive offices and Zip Code)

                                  (516)983-5321
               Registrant's telephone number, including area code

             28248 N. Tatum Blvd. Ste. B-1-434, Cave Creek, AZ 85331 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 26, 2009, De Joya Griffith & Company, LLC ("DeJoya") was dismissed as the principal independent accountants for SCN Holdings, Inc. ("SCN").

DeJoya had been our principal independent accountants and had reported on the financial statements for the fiscal period ended October 8, 2008. Except as described below, the audit report of DeJoya on the consolidated financial statements of SCN Holdings, Inc. as of and for the fiscal period ended October 8, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. DeJoya's October 2008 audit report relating to the audit of SCN's financial statements for the fiscal period ended October 8, 2008 included an emphasis paragraph relating to an uncertainty as to SCN's ability to continue as a going concern in light of our lack of revenues and history of losses.

In connection with the audits of the Company's consolidated financial statements for the fiscal period ended October 8, 2008 and through the date of this current report, there were: (1) no disagreements between SCN and DeJoya on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DeJoya, would have caused DeJoya to make reference to the subject matter of the disagreement in their report on SCN's consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 of Regulation S-K.

SCN provided DeJoya with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in this Current Report. A copy of the letter dated March 26, 2009, furnished by DeJoya in response to that request is filed herewith as Exhibit 16.1.

The Company has engaged M&K CPAS, PLLC. of Houston, Texas ("MK") to assume the role of its new principal independent accountants. The decision to engage MK was approved by the Board of Directors on March 23, 2009. SCN signed the MK engagement letter on March 24, 2009 after MK completed its internal procedures related to new attest client acceptance.

During the periods ended October 8, 2008, and through the date of the firm's engagement the Registrant did not consult with MK with regard to:

     1. the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant's financial statements; or

     2. any matter that was either the subject of a disagreement or a reportable event (as described in Item 304 of Regulation S-K.

ITEM 9.01. EXHIBITS

16.1 Letter of De Joya Griffith & Company, LLC to the Securities and Exchange Commission dated March 31, 2009 (the former accountants).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCN HOLDINGS, INC.


/s/ Glenn Hall
------------------------------
Glenn Hall
Chief Executive Officer

Dated: April 8, 2009